Exhibit 10.11

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS MARKED WITH A [*****]

INVOICE CL-2308/09

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD

COMPANY ID: 201901005005 (1314332-U)

NO 43-2, JALAN BESAR KEPONG,

52100 KEPONG,

KUALA LUMPUR

Bill to :

	Invoice Date :	15/08/2023

	Terms :	CASH ON DELIVERY

Your Ref. :

No	Item & Description	Qty	Rate	Amount
1	POWERBANK CHARGING STATION	51.00	8,750.00	446,250.00

	24slot Charging Port
	● 24” LCD Display
	● Androind Ver
	● wifi/ Simcard Internet Support
	● Powerbank Dispenser Prt

	*Included 24 Unit Power bank

2	DISCOUNT	1.00	-6,450.00	(6,450.00)

RINGGIT MALAYSIA : FOUR HUNDRED THIRTY NINE THOUSAND AND EIGHT HUNDRED ONLY	Total (RM)	439,800.00

Notes

Thanks for your business.

Terms & Condition :

Term : COD
Kindly pay to	: Maybank account :	5645 8434 2333 @ CL Technologies (International) Sdn Bhd
	: Affin Bank account :	105380005109 @ CL Technologies (International) Sdn Bhd

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (1314332-U) No 43-1, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

SALES ORDER

DATE: 10/08/2023

TO :

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	POWERBANK CHARGING STATION	51	8,750.00	446,250.00

	24slot Charging Port
	● 24” LCD Display
	● Androind Ver
	● wifi/ Simcard Internet Support
	● Powerbank Dispenser Prt

	*Included 24 Unit Power bank

2	DISCOUNT	1	-6,450.00	-6,450.00

	Sub Total (RM) :		439,800.00

Confirmed by Client :	Prepared by:

/s/ Ng Chen Lok
Acknowledged By:	Sales Person: Ng Chen Lok

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (1314332-U) No 43-1, Jalan Besar Kepong,
52100 Kepong, Kuala Lumpur
Tel: +60 3 3310 0089 Email : sales@sagtec.biz

DELIVERY ORDER

DO NO :	DO-2308/09
INVOICE NO :	CL-2308/09
DATE :	15/08/2023

TO :

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	POWERBANK CHARGING STATION	51	8,750.00	446,250.00

	24slot Charging Port
	● 24” LCD Display
	● Androind Ver
	● wifi/ Simcard Internet Support
	● Powerbank Dispenser Prt

	*Included 24 Unit Power bank

2	DISCOUNT	1	-6,450.00	-6,450.00

	Sub Total (RM) :		439,800.00

Confirmed by Client :

Acknowledged By:

3